SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

June 20, 2013 (June 18, 2013)

Date of Report

(Date of Earliest Event Reported)

Synovus Financial Corp.

(Exact Name of Registrant as Specified in its Charter)

Georgia (State of Incorporation)	1-10312 (Commission File Number)	58-1134883 (IRS Employer Identification No.)

1111 Bay Avenue, Suite 500, Columbus, Georgia 31901

(Address of principal executive offices) (Zip Code)

(706) 649-2311

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On June 18, 2013, the Compensation Committee of the Board of Directors (the “Compensation Committee”) of Synovus Financial Corp. (“Synovus”) took several actions impacting the compensation arrangements of Synovus’ named executive officers. All of the actions comply with the executive compensation restrictions implemented under the Troubled Asset Relief Program (“TARP”).

Base Salaries. The Compensation Committee approved a 2.75% increase (rounded to the nearest $250.00) in base salaries for Synovus’ executive officers, including its named executive officers, effective June 23, 2013. The increase was consistent with the broad-based merit increase program for all Synovus employees.

Long-Term Equity Incentives. The Compensation Committee also granted restricted stock unit awards (“RSUs”) to Synovus’ executive officers, including its named executive officers, effective June 18, 2013. The RSUs have a service component, a performance component and a TARP-related component for vesting. The units vest after each executive has three years of service and after Synovus has achieved two consecutive quarters of profitability during the term of these awards. In addition, as required under TARP, for each 25% of the aggregate TARP funds that are repaid, 25% of the units vest.

The table below sets forth the (1) base salaries for Synovus’ named executive officers, after giving effect to the foregoing salary increase, and (2) the number of RSUs awarded to Synovus named executive officers by the Compensation Committee:

		Number of RSUs
Executive/Title	Base Salary	Granted (# of shares)

Kessel D. Stelling	$922,000.00	212,636
Chairman, President and
Chief Executive Officer

Thomas J. Prescott	$418,250.00	96,521
Executive Vice President and
Chief Financial Officer

Allen J. Gula, Jr.	$416,250.00	96,052
Executive Vice President and
Chief Operations Officer

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Samuel F. Hatcher	$352,500.00	81,345
Executive Vice President,
General Counsel and Secretary

Mark G. Holladay	$340,000.00	78,484
Executive Vice President and
Chief Risk Officer

On June 18, 2013, the Compensation Committee approved and adopted the following agreement forms under the Synovus 2013 Omnibus Plan, which was approved by Synovus shareholders on April 25, 2013: (1) TARP Restricted Stock Unit Agreement, (2) Restricted Stock Unit Agreement, (3) Stock Option Agreement, and (4) Director Restricted Stock Unit Agreement. The forms of these agreements are attached as Exhibits 10.1, 10.2, 10.3 and 10.4 to this Current Report on Form 8-K and incorporated herein by this reference.

Item 9.01	Financial Statements and Exhibits

	(d)	Exhibits

	Exhibit No.	Description

	10.1	Form of TARP Restricted Stock Unit Agreement for the Synovus Financial Corp. 2013 Omnibus Plan

	10.2	Form of Restricted Stock Unit Agreement for the Synovus Financial Corp. 2013 Omnibus Plan

	10.3	Form of Stock Option Agreement for the Synovus Financial Corp. 2013 Omnibus Plan

	10.4	Form of Director Restricted Stock Unit Agreement for the Synovus Financial Corp. 2013 Omnibus Plan

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Signature

    Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, Synovus has caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SYNOVUS FINANCIAL CORP.
(“Synovus”)

Dated: June 20, 2013	By:	/s/ Samuel F. Hatcher
Samuel F. Hatcher
Executive Vice President, General Counsel and Secretary

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